Exhibit 10.O

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1 to CREDIT AGREEMENT, dated as of February 11, 2004 (this “Amendment”), is entered into among GREIF, INC., a Delaware corporation (formerly known as Greif Bros. Corporation) (the “U.S. Borrower”), each other Loan Party (as defined in the Credit Agreement referred to below) and CITICORP NORTH AMERICA, INC. (“CNAI”), a Delaware corporation, in its capacity as administrative agent for the Lenders and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends that certain Amended and Restated Senior Secured Credit Agreement, the “Credit Agreement”) dated as of August 23, 2002 entered into among the U.S. Borrower, Greif Spain Holdings, S.L., Greif Bros. Canada, Inc., Van Leer (UK) Ltd., Koninklijke Emballage Industrie Van Leer B.V. and Van Leer Australia Pty. Ltd., as foreign borrowers (the “Foreign Borrowers” and collectively with the U.S. Borrower, the “Borrowers”), Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.) (“CGMI”), and Deutsche Bank Securities Inc. (“Deutsche Bank”) as joint arrangers (together, the “Arrangers”), Deutsche Bank Trust Company Americas and Keybank National Association as co-syndication agents, the Administrative Agent and Sun Trust Bank as Documentation Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the U.S. Borrower desires to amend the Term Loans as set forth herein and to amend certain other provisions of the Credit Agreement as described herein;

WHEREAS, the U.S. Borrower has requested that the Lenders amend the Credit Agreement to effect the changes referred to above; and

WHEREAS, the Lenders that have executed a Lender Consent in the form of Exhibit A to this Amendment, have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date and subject to the satisfaction (or waiver) of the conditions set forth in Section 2, and/or Section 3 hereof, hereby amended as follows:

(a) Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i) The following definitions are hereby inserted in Section 1.1 of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace, in their entirety, existing definitions for the corresponding terms in such section):

(1) “Amendment No. 1 means Amendment No. 1, dated as of February 11, 2004, to this Agreement, among the U.S. Borrower, the other Loan Parties, the Administrative Agent and the Lenders party thereto.”

(2) “Amendment No. 1 Effective Date has the meaning set forth in Section 2 of Amendment No. 1.”

(3) “Applicable Margin means as follows:

(a) with respect to Term Loans, (i) during the period commencing on the Amendment No. 1 Effective Date and ending 1 Business Day after receipt by the Administrative Agent of the Financial Statements required to be delivered pursuant to Section 7.1(a) or (b), as applicable, for the first Fiscal Quarter ending after the Amendment No 1. Effective Date, with respect to Term Loans maintained as ABR Loans, a rate equal to 0.75% per annum and, with respect to Term Loans maintained as Eurocurrency Rate Loans, a rate equal to 1.75% per annum and (ii) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the then applicable Total Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 7.1 (a) or (b)) set forth below:

TOTAL LEVERAGE RATIO	TERM LOANS MAINTAINED AS ABR LOANS	TERM LOANS MAINTAINED AS EUROCURRENCY LOANS
Equal to or greater than or 3.0 to 1	1.00%	2.00%
Less than 3.0 to 1 and equal to or greater than 2.0 to 1	0.75%	1.75%
Less than 2.0 to 1	0.50%	1.50%

(b) with respect to Revolving Loans and Swing Line Loans (i) during the period commencing on the Effective Date and ending 1 Business Day after the receipt by the Administrative Agent of the Financial Statements required to be delivered pursuant to Section 7.1 (a) or (b), as applicable, for the first Fiscal Quarter ending after the Effective Date, with respect to the Revolving Loans maintained as ABR Loans, or made in Canadian Dollars at the Overnight Rate or Swing Line Loans made in U.S. Dollars, or Canadian Dollars, a rate equal to 1.25% per annum and with respect to the Revolving Loans maintained as Eurocurrency Loans, BA Rate Loans or Swing Line Loans denominated in Australian Dollars, Euros or GPB, a rate equal to 2.25% per annum, and (ii) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the applicable Total Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 7.1 (a) or (b)) set forth below:

TOTAL LEVERAGE RATIO	ABR LOANS/REVOLVING LOANS AT THE OVERNIGHT RATE IN C$ OR A$/SWING LINE LOANS IN US$ OR C$	EUROCURRENCY RATE LOANS/BA RATE LOANS/REVOLVING LOANS AT THE OVERNIGHT RATE IN A$, EUROS OR GBP/SWING LINE LOANS IN EUROS OR GBP
Greater than or equal to 3.5 to 1	1.50%	2.50%
Less than 3.5 to 1 and equal to or greater than 3.0 to 1	1.25%	2.25%
Less than 3.0 to 1 and equal to or greater than 2.5 to 1	1.00%	2.00%
Less than 2.5 to 1 and equal to or greater than 2.0 to 1	0.75%	1.75%
Less than 2.0 to 1	0.50%	1.50%

Changes in the Applicable Margin resulting from a change in the Total Leverage Ratio shall become effective as to all Loans 1 Business Day after delivery by the U.S. Borrower to the Administrative Agent of new Financial Statements pursuant to Section 7.1 (a) or (b), as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), if the U.S. Borrower shall fail to deliver such Financial Statements within any of the time periods specified in Section 7.1 (a) or (b), the Applicable Margin from and including the 50th day after the end of such Fiscal Quarter or the 91st day after the end of such Fiscal Year, as the case may be, to but not including the date the U.S. Borrower delivers to the Administrative Agent such Financial Statements shall conclusively equal the highest possible Applicable Margin provided for by this definition.”

(4) “Term Facility means, the term loan facility in an aggregate principal amount of up to $250,000,000.”

(5) “Term Loan Facility” means Term Facility.

(ii) The following definitions contained in Section 1.1 of the Credit agreement are hereby amended as follows:

(1) clause a in the definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by deleting subclause (iv) thereto in its entirety and replacing it with the following:

“(iv) any other non-cash items of income or expense (other than any non-cash item of expense requiring an accrual or reserve for future cash expense) and any items that constitute restructuring charges provided that such items that constitute restructuring charges are so reported in the financial statements forming a part of the regular, periodic or special reports that any Company may make to, or file with, the SEC or similar foreign authority or securities exchange.”

(2) the definition of “Fixed Charges” is hereby amended by adding, after the phrase “by Section 2.9” in the fifth line thereof, the following:

“and excluding any termination of a Permitted Receivables Transaction”

(3) The definition of “Fixed Charges” is hereby further amended by deleting that portion of such definition, beginning, in the ninth line thereof with the words “in any such case other than” and ending at the end thereof and replacing such portion with the following:

“in any such case other than to the extent made from (i) any capital contribution to the U.S. Borrower by its shareholders, (ii) any proceeds from the issuance or sale of Equity Interests of the U.S. Borrower, (iii) any incurrence of Indebtedness by any Company (other than the Loans or any Permitted Receivables Transaction), (iv) any proceeds from any Asset Sale by any Company or (v) any insurance proceeds received by the Companies; provided, however, that, in each case, any such proceeds which constitute Net Cash Proceeds required to be used by the Loan Parties to prepay the Loans pursuant to Section 2.9 shall be excluded).”

(b) Amendments to Article II

(i) Section 2.1(b) of the Credit Agreement is hereby amended by deleting the period at the end thereof and replacing it with the following:

“;provided, however, that amounts of Term Loans repaid may be reborrowed by the U.S. Borrower hereunder solely (a) on the Amendment No. 1 Effective Date and (b) in an amount equal to (x) $250,000,000 minus (y) the outstanding principal amount of the Term Loans outstanding on the Amendment No. 1 Effective Date.”

(ii) Section 2.11 of the Credit Agreement is hereby amended by deleting clause a of such Section in its entirety and replacing it with the following:

“(a) U.S. Borrower shall repay the Term Loans on the Business Day immediately prior to the payment dates set forth below in the amounts of the aggregate outstanding principal amount thereof on the Effective Date set forth below:

Payment Date	Amortization Payment
April 30, 2004	$6,250,000
July 31, 2004	$6,250,000
October 31, 2004	$6,250,000
January 31, 2005	$6,250,000
April 30, 2005	$6,250,000
July 31, 2005	$6,250,000
October 31, 2005	$6,250,000
January 31, 2006	$6,250,000
April 30, 2006	$6,250,000

Payment Date	Amortization Payment
July 31, 2006	$6,250,000
October 31, 2006	$6,250,000
January 31, 2007	$6,250,000
April 30, 2007	$6,250,000
July 31, 2007	$6,250,000
October 31, 2007	$6,250,000
January 31, 2008	$6,250,000
April 30, 2008	$6,250,000
July 31, 2008	$6,250,000
October 31, 2008	$6,250,000
January 31, 2009	$6,250,000
April 30, 2009	$6,250,000

provided, however that the U.S. Borrower shall repay the entire unpaid principal amount of the Term Loans on the date of the Term Loan Maturity.”

(iii) Section 2.13(b) of the Credit Agreement is amended by adding, to the end thereof the following:

“For purposes of calculating this Commitment Fee, outstanding Swing Line Loans shall reduce only the Swing Line Lender’s unused Revolving Commitment and each Lender’s Pro Rata Share of L/C Obligations shall reduce such Lender’s unused Revolving Commitment.”

(c) Amendments to Article VIII (Negative Covenants)

(i) Section 8.20 of the Credit Agreement is hereby amended by deleting, in line five thereof, after the words “accounts receivable, except” the remainder of such Section and replacing it with the following:

“(i) as permitted by Subsections 8.2(v) and 8.2 (xiii), (ii) to any Domestic Loan Party (other than Soterra LLC) and (iii) by Foreign Subsidiaries in the ordinary course and (I) consistent with past practice as of the Effective Date or consistent with the customary practices of the applicable country and (II) permitted by subsection 8.2(v) and (xiii).

(d) Amendments to Article IX (Events of Default)

(i) Section 9.6(a) of the Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and replacing it with the following:

“Fifth, to pay or prepay principal amounts on the Loans and L/C Borrowings, to pay Obligations in respect of Permitted Secured Guarantees and to Cash Collateralize outstanding Letters of Credit in the manner described in Section 9.2, ratably to the aggregate principal amount of such Loans, L/C Borrowings, Permitted Secured Guarantees and L/C Obligations.”

(e) Amendments to Schedules to the Credit Agreement

(i) Schedule 2.1 is hereby amended and restated in its entirety and replaced with a new Schedule 2.1 with the contents thereof being as set forth on Schedule 2.1 hereto.

(ii) Schedule 2.18 is hereby amended and restated in its entirety and replaced with a new Schedule 2.18 with the contents thereof being as set forth in Schedule 2.18 hereto.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment (other than the Unanimous Consent Amendments (as defined herein)) shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 1 Effective Date”) or waived by the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 1 Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

(i) this Amendment, duly executed by the U.S. Borrower, each other Loan Party and the Administrative Agent;

(ii) the Acknowledgment and Consent, in the form attached hereto as Exhibit A (each a “Lender Consent”), executed by the Required Lenders;

(iii) a favorable opinion of Baker & Hostetler LLP, U.S. counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders as to the enforceability of this Amendment and the enforceability of the Credit Agreement, the Guarantees, the Security Documents and the other Credit Documents after giving effect to this Amendment, and addressing such other matters as the Administrative Agent and any Lender through the Administrative Agent may reasonably request including, without limitation, no conflicts with the organizational documents of each Loan Party, Requirements of Law or material agreements, provided, however that, to the extent the opinion delivered by Baker & Hostetler LLP pursuant to this Section 2(a)(iii) shall cover only those Loan Parties that were Loan Parties as of the Closing Date, the U.S. Borrower and each Loan Party hereby covenant to caused to be delivered, no later than March 15, 2004, a supplemental opinion of Baker & Hostetler LLP meeting all of the requirements hereof with respect to each Loan Party that became a Loan Party thereafter;

(iv) a certificate of the Secretary or an Assistant Secretary of the U.S. Borrower certifying the names and true signatures of each officer of the U.S. Borrower who has been authorized to execute and deliver this Amendment and any Credit Document or other document required hereunder to be executed and delivered by or on behalf of the U.S. Borrower;

(v) (A) a copy of the certificate of incorporation of the U.S. Borrower, certified as of a recent date by the Secretary of State of Delaware, together with a certificate of such official attesting to the good standing of the U.S. Borrower and (B) a certificate of the Secretary or an Assistant Secretary of the U.S. Borrower certifying (1) the by-laws (or equivalent organizational documents) of the U.S. Borrower as in effect on the date of such certification, (2) the resolutions of the U.S. Borrower’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents executed in connection therewith to which the U.S. Borrower is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent organizational documents) of the U.S. Borrower from the certificate of incorporation (or equivalent organizational documents) delivered pursuant to Clause (A) above;

(vi) a certificate of a Responsible Officer of the U.S. Borrower certifying (A) that each Loan Party (other than the U.S. Borrower) who has been authorized to execute and deliver this Amendment or any other Credit Document is authorized to execute this Amendment and each other Credit Document executed in connection herewith, (B) that, other than as described in such certificate, there have been no changes to the certificate of incorporation or by-laws (or, in each case, equivalent organizational documents) from the certificate of incorporation or by-laws (or, in each case, equivalent organizational documents) delivered pursuant to the Credit Agreement on the Effective Date for each Loan Party (other than the U.S. Borrower) and (C) that the resolutions of each such Loan Party’s Board of Directors (or equivalent governing body) delivered pursuant to the Credit Agreement on the Effective Date approving and authorizing the execution, delivery and performance of the Credit Agreement or the other Credit Documents to which it is a party remain in full force and effect and have not been amended, supplemented or modified in any way and authorize the execution of this Amendment and the Credit Documents executed in accordance herewith;

(vii) a certificate of a Responsible Officer of the U.S. Borrower to the effect that each of the conditions set forth in clauses (c), (d) and (e) below has been satisfied; and

(viii) such additional documentation as the Lenders party to the Lenders’ Consent or the Administrative Agent may reasonably require;

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender;

(c) Representations and Warranties. Each of the representations and warranties contained in Article VI of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof and the Amendment No. 1 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;

(d) No Default or Event of Default. After giving effect to this Amendment, no Unmatured Event Default or Event of Default (except for those that may have been waived) shall have occurred and be continuing, either on the date hereof or on the Amendment No. 1 Effective Date;

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment No. 1 Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Credit Document, in either case as amended hereby; and

(f) Fees and Expenses Paid. The U.S. Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment No. 1 Effective Date including, without limitation, the fees set forth in Section 6 hereof and all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Credit Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Credit Documents) and all other reasonable costs, expenses and fees due under any Credit Document.

Section 3. Additional Conditions Precedent to Certain Sections of this Amendment

Sections l(b)(iii) and l(d) of this Amendment (collectively, the “Unanimous Consent Amendments”) shall become effective as of the date first written above when, and only when, each of the following conditions precedent should have been satisfied or waived by the Administrative Agent:

(a) all of the Conditions Precedent contained in Section 2 of this Amendment shall have been satisfied; and

(b) A Lender Consent, duly executed by each Revolving Lender, shall have been delivered to the Administrative Agent.

Section 4. Representations and Warranties

On and as of the date hereof and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the U.S. Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each other Loan Party, as applicable, and constitutes the legal, valid and binding obligations of the U.S. Borrower and each other Loan Party, as applicable, enforceable against the U.S. Borrower and each other Loan Party, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the U.S. Borrower and each other Loan Party, enforceable against the U.S. Borrower and each other Loan Party in accordance with its terms;

(b) each of the representations and warranties contained in Article VI of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof and the Amendment No. 1 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Unmatured Event of Default or Event of Default has occurred and is continuing (except for those that are waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 5. Waiver of Prepayment Notice

Upon the Amendment No. 1 Effective Date, the requirement for notice under Section 2.9(h) of the Credit Agreement for optional prepayments of the Term Loans shall be deemed waived.

Section 6. Fees and Expenses

(a) The U.S. Borrower and each other Loan Party agrees to pay on demand, in accordance with the terms of Section 11.4 of the Credit Agreement, all reasonable costs and expenses of the Administrative Agent and the Arrangers in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Credit Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Arrangers with respect thereto and all other Credit Documents).

Section 7. Reference to the Effect on the Credit Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents or Transaction Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders (including, but not limited to, the L/C Lenders), Arrangers or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provision of any of the Credit Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Credit Document.

(e) This Amendment does not constitute and shall not be construed to evidence a novation of or a payment and readvance of the Term Loans outstanding under the Credit Agreement, it being the intention of the Borrowers, and by their signature or consent hereto, the Agent and Lenders, that this Agreement provide for the terms and conditions of, upon the effectiveness of this Amendment, the same Indebtedness as was then outstanding under the Credit Agreement.

Section 8. Reaffirmation of Guarantee and Security Documents. Each Domestic Guarantor, by its signature hereto, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Domestic Guarantee and Security Agreement and each of the other Security Documents executed and delivered by such Domestic Guarantor in connection with the pledge and/or grant of a security interest in its assets as Collateral to secure its obligations continue to be in full force and effect and (b) affirms, confirms and ratifies its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Domestic Guarantee and Security Agreement and the other Security Documents as originally executed, and acknowledges and agrees that such Guarantee, pledge and./or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement as amended by this Amendment.

Section 9. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 11. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Credit Document immediately followed by a reference in parenthesis to the title of the section of such Credit Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Credit Document is followed immediately by a reference in parenthesis to the title of a section of any Credit Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 12. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 13. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 14. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 15. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

GREIF, INC., FORMERLY KNOWN AS GREIF BROS. CORPORATION, as U.S. Borrower

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

GREIF BROS. CANADA INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

GREIF INTERNATIONAL HOLDING B.V., FORMERLY KNOWN AS KONINKLIJKE EMBALLAGE INDUSTRIE VAN LEER BV A/K/A ROYAL PACKAGING INDUSTRIES VAN LEER BV, as Loan Party

By:	/s/ A. Kooyman
Name: A. Kooyman
Title: Director

GREIF AUSTRALIA PTY. LTD., FORMERLY KNOWN AS VAN LEER AUSTRALIA PTY. LTD., as Loan Party

By:	/s/ Michael W. Hunt
Name: Michael W. Hunt
Title: Managing Director

GREIF SPAIN HOLDINGS, S.L., as Loan Party

By:	/s/ Robert A. Young
Name: Robert A. Young
Title: Managing Director

GREIF UK LTD., FORMERLY KNOWN AS VAN LEER (UK) LTD., as Loan Party

By:	/s/ David Tillotson
	Name:	David Tillotson
Title: Director

AMERICAN FLANGE & MANUFACTURING CO., INC., as Loan Party

By:	/s/ Robert S. Zimmerman
	Name:	Robert S. Zimmerman
Title: Vice President and Treasurer

BARZON CORPORATION, as Loan Party

By:	/s/ Robert S. Zimmerman
	Name:	Robert S. Zimmerman
Title: Vice President and Treasurer

GREAT LAKES CORRUGATED CORP., as Loan Party

By:	/s/ Robert S. Zimmerman
	Name:	Robert S. Zimmerman
Title: Vice President and Treasurer

GREIF BROS. CORP. OF OHIO, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
	Name:	Robert S. Zimmerman
Title: Vice President and Treasurer

GREIF BROS. SERVICE CORP., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

SIRCO SYSTEMS, LLC, as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

TAINER TRANSPORT, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

TREND-PAK, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

GREIF CONTAINERS, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

SOTERRA LLC, as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

GREIF U.S. HOLDINGS, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

CORRCHOICE, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

OHIO PACKAGING CORPORATION, as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

MICHIGAN PACKAGING CO., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

RDJ HOLDINGS INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

COMBINED CONTAINERBOARD, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

MULTICORR CORP., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

OPC LEASING, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

RECORR REALTY CORP., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

GREIF NEVADA HOLDINGS, INC., as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

HERITAGE PACKAGING CORPORATION, as Loan Party

By:	/s/ Robert S. Zimmerman
Name: Robert S. Zimmerman
Title: Vice President and Treasurer

CITICORP NORTH AMERICA, INC., as Administrative Agent And Lender

By:	/s/ Suzanne Crymes
Name: Suzanne Crymes
Title: Vice President